                                                                     EXHIBIT 99

                                 (in thousands)
                        PRO FORMA CONDENSED CONSOLIDATED
                           BALANCE SHEET (UNAUDITED)
                                 JUNE 30, 1996

                                                                  As Reported
                                                            -------------------------
                                                            Horizon         Twentieth
                                                            Bancorp,         Bancorp,        Pro Forma     Pro Forma
                                                              Inc.             Inc.         Adjustments   Consolidated
                                                            ----------------------------------------------------------
ASSETS
  Cash and cash equivalents                                 $ 22,566         $ 16,908                        $ 39,474
  Held to maturity securities                                 33,717           24,159                          57,876
  Available for sale securities                              111,371           78,639                         190,010
  Loans, net                                                 425,984          182,595                         608,579
  Premises and equipment                                       9,994            6,934                          16,928
  Accrued interest receivable and other assets                14,337            4,800                          19,137
                                                            ---------------------------------------------------------
    Total assets                                            $617,969         $314,035             --         $932,004
                                                            =========================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
  Deposits:
   Noninterest bearing                                      $ 72,860         $ 41,087                        $113,947
   Interest bearing                                          446,305          234,362                         680,667
                                                            ---------------------------------------------------------
    Total deposits                                           519,165          275,449                         794,614
  Short-term borrowings                                       19,010            3,035                          22,045
  Accrued interest payable and other liabilities               7,620            2,500                          10,120
                                                            ---------------------------------------------------------
    Total Liabilities                                        545,795          280,984                         826,779
                                                            ---------------------------------------------------------
  Common stock                                                 2,835            1,800          4,671 [1,2]      9,306
  Surplus                                                     12,262            7,500            (18)[1]       19,744
  Treasury stock                                                (175)              --                            (175)
  Retained earnings                                           57,549           24,236         (4,653)[2]       77,132
  Net unrealized gain/(loss) on AFS securities                  (297)            (485)                           (782)
                                                            ---------------------------------------------------------
   Total Shareholders' Equity                                 72,174           33,051             --          105,225
                                                            ---------------------------------------------------------
    Total Liabilities and Shareholders' Equity              $617,969         $314,035             --         $932,004
                                                            =========================================================

[1] The shareholders' equity accounts have been adjusted to reflect the issuance of 1,818,000 shares of Horizon common stock at $1 par value.

[2] The shareholders' equity accounts have been adjusted for the two-for-one stock split effected in the form of a 100% stock dividend, which is payable December 15, 1996.

                        PRO FORMA CONDENSED CONSOLIDATED
                        STATEMENT OF INCOME (UNAUDITED)
                     For the Six Months Ended June 30, 1996

(in thousands, except per share data)                             As Reported
                                                            -------------------------
                                                                                                           Pro Forma
                                                            Horizon         Twentieth                     Consolidated
                                                            Bancorp,         Bancorp,        Pro Forma   (adjusted for
                                                              Inc.             Inc.        Consolidated   stock split)
                                                            ----------------------------------------------------------
Interest income                                             $24,550          $11,625          $36,175        $36,175
Interest expense                                              9,743            4,550           14,293         14,293
                                                            --------------------------------------------------------
Net interest income before provision for loan losses         14,807            7,075           21,882         21,882
Provision for loan losses                                       649              852            1,501          1,501
                                                            --------------------------------------------------------
Net interest income                                          14,158            6,223           20,381         20,381

Other income                                                  1,609              833            2,442          2,442
Other expenses                                                9,201            5,125           14,326         14,326
                                                            --------------------------------------------------------
Income before income taxes                                    6,566            1,931            8,497          8,497
Income tax expense                                            2,320              746            3,066          3,066
                                                            --------------------------------------------------------
Net income                                                  $ 4,246          $ 1,185          $ 5,431        $ 5,431
                                                            ========================================================
Average share outstanding (thousands)                         2,830            1,800            4,648          9,296 [3,4]
                                                            ========================================================
Earnings per share                                          $  1.50          $  0.66          $  1.17        $  0.58
                                                            ========================================================

[3] Average shares outstanding have been adjusted for the exchange ratio (1.01 shares of Horizon for each share of Twentieth).

[4] Average shares outstanding have been adjusted for the recently announced Horizon two-for-one stock split effected in the form of a 100% stock dividend, which is payable December 15, 1996.

                        PRO FORMA CONDENSED CONSOLIDATED
                        STATEMENT OF INCOME (UNAUDITED)
                     For the Six Months Ended June 30, 1995

(in thousands, except per share data)                             As Reported
                                                            -------------------------
                                                                                                           Pro Forma
                                                            Horizon         Twentieth                     Consolidated
                                                            Bancorp,         Bancorp,        Pro Forma   (adjusted for
                                                              Inc.             Inc.        Consolidated   stock split)
                                                            ----------------------------------------------------------
Interest income                                             $22,128          $11,646          $33,774        $33,774
Interest expense                                              8,275            4,315           12,590         12,590
                                                            --------------------------------------------------------
Net interest income before provision for loan losses         13,853            7,331           21,184         21,184
Provision for loan losses                                       485              488              973            973
                                                            --------------------------------------------------------
Net interest income                                          13,368            6,843           20,211         20,211

Other income                                                  1,266              821            2,087          2,087
Other expenses                                                8,553            4,771           13,324         13,324
                                                            --------------------------------------------------------
Income before income taxes                                    6,081            2,893            8,974          8,974
Income tax expense                                            1,934            1,173            3,107          3,107
                                                            --------------------------------------------------------
Net income                                                  $ 4,147          $ 1,720          $ 5,867        $ 5,867
                                                            ========================================================
Average share outstanding (thousands)                         2,835            1,797            4,668          9,300 [3,4]
                                                            ========================================================
Earnings per share                                          $  1.46          $  0.96          $  1.26        $  0.63
                                                            ========================================================

[3] Average shares outstanding have been adjusted for the exchange ratio (1.01 shares of Horizon for each share of Twentieth).

[4] Average shares outstanding have been adjusted for the recently announced Horizon two-for-one stock split effected in the form of a 100% stock dividend, which is payable December 15, 1996.